UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
December 3, 2018
Date of report (Date of earliest event reported)

ROADRUNNER TRANSPORTATION SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-34734	20-2454942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1431 Opus Place, Suite 530 Downers Grove, Illinois		60515
(Address of Principal Executive Offices)		(Zip Code)
(414) 615-1500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On December 6, 2018, Roadrunner Transportation Systems, Inc. (the “Company”) issued a press release announcing the appointment of Michael Rapken as the Company’s Chief Information Officer. A copy of the press release is furnished as Exhibit 99.1 hereto pursuant to Item 7.01 of Form 8-K and is hereby incorporated by reference into this Item 7.01.
In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On December 3, 2018, the Company entered into an Employment Agreement (the “Employment Agreement”) with Mr. Rapken in connection with the appointment of Mr. Rapken as the Company’s Chief Information Officer. Pursuant to the terms of the Employment Agreement, Mr. Rapken will receive an annual base salary of $280,000. Mr. Rapken is also eligible to earn bonus compensation under the Company’s bonus plan and is entitled to participate in and receive all benefits under the Company’s employee benefit programs. The Employment Agreement provides that, in the event the Company terminates Mr. Rapken’s employment without “cause” (as such term is defined in the Employment Agreement) or Mr. Rapken terminates his employment for “good reason” (as such term is defined in the Employment Agreement), the Company will (i) continue to pay Mr. Rapken his base salary for the 9-month period following the date of such termination, and (ii) pay Mr. Rapken a single-sum amount equal to the premiums that he would have to pay (based upon the COBRA premiums being charged under the Company’s health plan as of the termination date) if he had elected to continue the health insurance coverage that he was receiving under the Company’s group health plan immediately prior to the date of termination for a period of 9 months after the date of termination. Mr. Rapken must execute a general release in order to receive any severance benefits.
The foregoing description of the Employment Agreement is only a summary, does not purport to be complete, and is subject to, and qualified in its entirety by, the full text of the Employment Agreement, a copy of which is attached hereto as Exhibit 10.49.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Shell Company Transactions.
Not applicable.
(d)	Exhibits.
Exhibit
Number

10.49	Employment Agreement, dated as of December 3, 2018, by and between Roadrunner Transportation Systems, Inc. and Michael Rapken
99.1	Press Release dated December 6, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Date: December 6, 2018	By:	/s/ Terence R. Rogers
Terence R. Rogers
Chief Financial Officer